UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

Franklin BSP Capital Corporation

(Exact name of registrant as specified in charter)

Delaware	814-01360	85-2950084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Madison Avenue, Suite 1600 New York, New York	10010
(Address of Principal Executive Offices)	(zip code)

Registrant’s telephone number, including area code:(212) 588-6770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 23, 2025, Franklin BSP Capital Corporation (the “Company”) held its reconvened annual meeting of stockholders (the “Reconvened Annual Meeting”) and submitted two matters to the vote of stockholders. Stockholders considered Proposals No. 1 and No. 2 contained in the Company’s proxy statement filed on April 29, 2025 (the “Proxy Statement”). As of April 7, 2025, the record date, approximately 136,195,754 shares of the common stock, par value $0.001 per share (“Common Stock”) and 77,500 shares of the Series A preferred stock, par value $0.001 per share (“Preferred Stock”) were issued and outstanding and entitled to vote at the Reconvened Annual Meeting. A summary of the matters voted upon by the stockholders is set forth below.

Proposal - Election of Directors. The holders of the Common Stock and Preferred Stock, on an as-converted basis, elected Edward G. Rendell to serve as a Class II director until the 2028 Annual Meeting and until his successor is duly elected and qualifies. Additionally, the holders of the Preferred Stock elected Dennis M. Schaney to serve as a Class II director until the 2028 Annual Meeting and until his successor is duly elected and qualifies.

The vote on the proposal was as follows:

Nominee	Votes For	Votes Against	Abstain
Edward G. Rendell	65,913,611	2,858,131	2,899,096
Dennis M. Schaney	5,109,830	0	0

Proposal - Sales of Common Stock Below NAV. The holders of the Common Stock and Preferred Stock approved the proposal to authorize the Company to sell or otherwise issue shares of its Common Stock at a price below its then-current net asset value per share in one or more offerings, in each case subject to the approval of its board of directors and subject to certain conditions as set forth in the Proxy Statement (including that the number of shares issued does not exceed 25% of the Company’s then-outstanding Common Stock immediately prior to each such offering), by the vote shown below.

The vote on the proposal, including affiliated and unaffiliated shares, was as follows:

Votes For	Votes Against	Abstentions
49,778,168	18,360,692	3,531,978

The vote on the proposal, adjusted to exclude 341,579 affiliated shares, was as follows:

Votes For	Votes Against	Abstentions
49,436,589	18,360,692	3,531,978

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP CAPITAL CORPORATION
(Registrant)

Date: June 26, 2025	By:	/s/ Nina K. Baryski
		Name:	Nina K. Baryski
		Title:	Chief Financial Officer and Treasurer

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